Rockefeller Climate Solutions Fund
Trading Symbol: Institutional Class Shares (Symbol: RKCIX)
Class A Shares (Symbol: RKCAX)

Summary Prospectus
March 29, 2025

www.rockefellerfunds.com

Before you invest, you may want to review the Rockefeller Climate Solutions Fund’s (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated March 29, 2025, are incorporated by reference into this summary prospectus. You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at www.rockefellerfunds.com. You can also get this information at no cost by calling 1-855-369-6209 or by sending an e-mail request to inquiries@rockefellerfunds.com.
Investment Objective
The Fund seeks long-term growth of capital principally through equity investments in public companies across the market capitalization spectrum offering climate change mitigation or adaptation products and services.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on Class A shares if you or your family invest, or agree to invest in the future, at least $2,500 in the Fund’s Class A shares. Certain financial intermediaries may also offer variations in Fund sales charges to their customers. More information about these and other discounts is available from your financial professional and under “Shareholder Information – Class A Sales Charge Reductions and Waivers” beginning on page 31 of the Fund’s Prospectus, and under “Sales Charges; Sales Charge Reductions and Waivers – Sales Charges on Class A Shares” beginning on page 44 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.25%
Maximum Deferred Sales Charge (Load) (as a percentage of purchases that are redeemed within 12 months of purchase)	None	1.00%(1)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.48%	0.48%
Total Annual Fund Operating Expenses	1.33%	1.58%
Less: Fee Waiver and/or Expense Reimbursement	-0.34%	-0.34%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	0.99%	1.24%
(1)The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $500,000 or more that are redeemed within 12 months of purchase.
(2)Pursuant to an operating expense limitation agreement between Rockefeller & Co. LLC (the “Adviser”), the Fund’s investment adviser, and the Trust, on behalf of the Fund, the Adviser has agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage expenses (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation (collectively “Excluded Expenses”) do not exceed 0.99% of the Fund’s average daily net assets, through at least March 31, 2026 and subject thereafter to annual re-approval of the agreement by the Trust’s Board of Trustees (the “Board of Trustees”). To the extent the Fund incurs Excluded Expenses, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement may be greater than 0.99%. The operating expense limitation agreement may be terminated at any time only by, or with the consent of the Board of Trustees. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund up to three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The operating expense limitation agreement discussed in the table above is reflected only through March 31, 2026. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	One Year	Three Years	Five Years	Ten Years
Institutional Class	$101	$388	$696	$1,572
Class A	$745	$966	$1,310	$2,277
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs and potentially higher taxes, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended November 30, 2024, the Fund’s portfolio turnover rate was 34.63% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of public companies offering climate change mitigation or adaptation products and services. The Adviser typically considers a company to be focused on climate mitigation or adaptation solutions where it generates revenue (as further detailed below) by delivering products or services related to water infrastructure and technologies, waste management and technologies, energy efficiency, food, agriculture and forestry, renewable and alternative energy, healthcare, pollution control, and/or climate support systems (the “Climate Solution Activities”). The Fund may invest in companies operating in any industry or sector. However, due to its focus on Climate Solution Activities and in order to achieve its objective, the Fund historically has had more meaningful exposure to companies operating in the Industrial and Utilities sectors, and to a lesser extent, to companies operating in the Energy and Financials sectors and expects this tilt to continue.
Equity securities in which the Fund may invest include common stocks, preferred stocks, depositary receipts, and interests in real estate investment trusts (“REITs”) and master limited partnerships (“MLPs”) which engage in Climate Solution Activities. The Fund may also invest in other investment companies and exchange-traded funds (“ETFs”) that invest in equity securities, and these investments will count for the purpose of meeting the requirement that 80% of the Fund’s net assets be invested in equity securities of public companies offering climate change mitigation or adaptation products and services. The Fund may invest in equity securities of U.S. and foreign companies (including issuers domiciled in emerging markets or less developed countries) with market capitalizations of any size. The Fund’s investments in common stocks of foreign companies may include depositary receipts, such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Fund invests a portion of its assets in securities that are traded in currencies other than U.S. dollars, so the Fund may buy and sell foreign currencies to facilitate transactions in portfolio securities. The Fund does not currently expect to hedge against currency risks, although the Fund retains the discretion to engage in such hedging strategies if the Adviser determines that it may be advantageous to do so.
Ideas for potential investments are sourced by the Adviser utilizing internal and external research, including from relationships with climate focused organizations and industry collaborations such as non-governmental organizations (NGOs) and other non-profit organizations. The Adviser employs a bottom-up, fundamental investment approach to build an actively managed portfolio of public companies engaging in Climate Solution Activities across key environmental themes such as water infrastructure & technology, waste management & technologies, renewable energy, energy efficiency, pollution control, climate support services, healthcare mitigation, and food & agriculture. Companies considered for the Fund’s portfolio will derive material revenue (50% or greater) from Climate Solution Activities or which have a lower level of revenue exposure (generally at least 20%) with the potential to grow the revenue associated with Climate Solution Activities.
Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time. The principal risks of investing in the Fund are:
•General Market Risk. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
•Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions, political events and geopolitical conflicts. As a result of continuing political tensions and armed conflicts, including the wars in Europe and the Middle East, markets have experienced increased volatility. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.
•Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect and the investment strategies employed by the Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies.
•Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

•Large Capitalization Companies Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
•Small and Medium Capitalization Companies Risk. Small and medium capitalization companies may not have the management experience, financial resources, product diversification and competitive strengths of large capitalization companies and, therefore, their securities tend to be more volatile than the securities of larger, more established companies and may be less liquid than other securities.
•Climate Solutions Risk. The Fund will focus its investment activities on companies offering climate change mitigation or adaptation products and services. There is no guarantee that these themes will generate profitable investment opportunities for the Fund, or that the Adviser will be successful in identifying profitable investment opportunities within these investment themes. The Fund’s focus on environmental criteria will limit the number of investment opportunities available to the Fund as compared to other mutual funds with broader investment objectives, and as a result, the Fund may underperform funds that are not subject to similar investment considerations. Portfolio companies may be significantly affected by environmental considerations, taxation, government regulation (including the increased cost of compliance), inflation, increases in interest rates, price and supply fluctuations, increases in the cost of raw materials and other operating costs, technological advances, and competition from new market entrants. In addition, companies may share common characteristics and be subject to similar business risks and regulatory burdens. A downturn in the demand for climate change mitigation and adaptation products and services is likely to have a significant negative impact on the value of the Fund’s investments. As a result of these and other factors, the Fund’s portfolio investments are expected to be volatile, which may result in significant investment losses to the Fund.
•Sector Risk. Due to the Fund’s focus on climate change mitigation or adaptation products and services, the Fund’s portfolio, as compared to broader benchmarks, is expected to typically have more meaningful exposure to companies operating in the Industrial sector and to have reduced exposure to the Communication Services, traditional Energy, Financials and Real Estate sectors. The Industrial sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Companies in the Industrial sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the Industrial sector may be adversely affected by environmental damages, product liability claims and exchange rates. The success of these companies is affected by supply and demand both for their specific product or service and for Industrial sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. In addition, the Industrial sector may also be adversely affected by changes or trends in commodity prices, which may be unpredictable. As a result, the Fund’s investment returns may underperform the market in periods where the Industrial sector underperforms other sectors. Potential negative market or economic developments affecting one or more of the sectors in which the Fund’s investments are concentrated could have a greater impact on the Fund than on a fund with fewer holdings in the impacted sectors.
•Foreign Securities Risk. Investments in foreign securities involve certain risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies, as well as risks related to the lack of public information with respect to such foreign issuers and the absence of uniform accounting, auditing and financial reporting standards. Foreign securities markets are often less liquid than U.S. securities markets, which may make the disposition of foreign securities more difficult. These risks may be magnified in emerging market countries.
•Emerging Market Risk. Some of the securities in which the Fund may invest may be located in developing or emerging markets, which entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict the Fund’s investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

•Currency Risk. The Fund may invest in securities denominated in U.S. dollars or foreign currencies (including those of issuers located in emerging markets).
•Hedging Risk. The Fund does not currently expect to hedge against declines in the values of its portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates, and other events, although it may do so in the discretion of the Adviser. Hedging transactions may limit the opportunity for gain if the value of the hedged portfolio positions should increase. Additionally, a lack of hedging by the Fund may cause the value of its portfolio positions to decline.
•Master Limited Partnership Risk. The Fund may invest in MLPs that have exposure to renewable energy activities. Companies involved with renewable energy can be affected significantly by factors such as supply and demand for energy, availability and cost of traditional energy sources, consumer preferences, and government regulations, including subsidies. MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising. In addition, most MLPs are fairly leveraged and typically carry a portion of a “floating” rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions. MLP investments also generally entail many of the general tax risks of investing in a partnership. There is always a risk that an MLP will fail to qualify for favorable tax treatment. Limited partners in an MLP typically have limited control and limited rights to vote on matters affecting the partnership.
•Real Estate Investment Risk. The Fund could lose money due to the performance of real estate-related securities even if securities markets generally are experiencing positive results. The performance of investments made by the Fund may be determined to an extent by the current status of the real estate industry in general, or by other factors (such as interest rates and the availability of loan capital) that may affect the real estate industry, even if other industries would not be so affected. Consequently, the investment strategies of the Fund could lead to securities investment results that may be significantly different from investments in securities of other industries or sectors or in a more broad-based portfolio generally. The risks related to investments in realty companies include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing.
•REIT Risk. Adverse changes in general economic and local market conditions, supply or demand for similar or competing properties, taxes, governmental regulations or interest rates, as well as the risks associated with improving and operating property, may decrease the value of REITs in which the Fund may invest. In addition, to the extent the Fund holds interests in REITs, it is expected that investors in the Fund will bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the REIT level). Additionally, there is always a risk that a REIT will fail to qualify for favorable tax treatment.
•Other Investment Company and Exchange-Traded Fund Risk. When the Fund invests in other investment companies, including closed-end funds and ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s operating expenses, including the potential duplication of management fees. The risk of owning another investment company generally reflects the risks of owning the underlying investments the other investment company holds. The Fund also will incur brokerage costs when it purchases and sells investment company shares. ETFs may trade at a discount or premium to net asset value (“NAV”). There can be no assurance that an active trading market for an ETF’s shares will exist. There are greater risks involved in investing in securities with limited market liquidity.
•American Depositary Receipts (“ADRs”) Risk. The Fund may invest in ADRs. ADRs, which are typically issued by a U.S. financial institution (a “depositary”), evidence ownership interests in a security or pool of securities issued by a foreign company which are held by the depositary. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. Because ADRs are not denominated in the same currency as the underlying securities into which they may be converted, they are subject to currency risks. In addition, depositary receipts involve many of the same risks of investing directly in foreign securities.
•Global Depositary Receipts (“GDRs”) Risk. To the extent the Fund may invest in foreign securities, the Fund may invest in GDRs. GDRs are receipts issued by foreign banks or trust companies, or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation. GDRs may not be denominated in the same currency as the underlying securities into which they may be converted, and are subject to currency risks. Depositary receipts involve many of the same risks of investing directly in foreign securities.
•Preferred Stock Risk. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.
•Competition Risk. The task of identifying attractive investments is difficult and involves many uncertainties. Because of competition from other investment groups and many other factors, there can be no assurance that the Fund will be able fully to invest its capital on attractive terms, and there can be no assurance that the Fund will achieve results comparable to that of other investment vehicles having similar investment objectives.
•Cybersecurity Risk. With the widespread use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Performance
Rockefeller Climate Solutions Fund, L.P. (formerly, the Rockefeller Ocean Fund, L.P.) (the “Predecessor Fund”) was reorganized into the Fund on July 21, 2021 (commencement of operations) by transferring all of the Predecessor Fund’s assets to the Fund in exchange solely for Institutional Class shares of the Fund (the “Reorganization”). Following the Reorganization, the Predecessor Fund was liquidated and dissolved. The Fund’s investment objective, strategies, policies, guidelines and restrictions are, in all material respects, the same as those of the Predecessor Fund. The Adviser was the investment adviser to the Predecessor Fund for the entire performance period shown below and the Adviser continues to serve as investment adviser to the Fund. At the time of the Reorganization, the Predecessor Fund’s investment portfolio was managed by the same portfolio managers and team of investment professionals who manage the Fund’s investment portfolio.
From its inception through the date of the Reorganization, the Predecessor Fund was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940, as amended (the “1940 Act”), or Sections 851 to 855 of the Internal Revenue Code of 1986, as amended (the “Code”), which, if they had been applicable, might have adversely affected the Predecessor Fund’s performance.
Following the Reorganization, the Fund’s performance has been calculated using the standard formula set forth in rules promulgated by the SEC, which differs in certain respects from the methods used to compute total return for the Predecessor Fund.
The performance information below provides some indication of the risks of investing in the Fund. The bar chart shows the annual returns of the Institutional Class shares of the Fund and the Predecessor Fund from year to year, as applicable. The performance shown prior to July 21, 2021 is that of the Predecessor Fund. The table shows how the Fund’s and the Predecessor Fund’s average annual returns for the one year, five year, ten year and since inception periods compare with those of a broad measure of market performance. Remember, the Predecessor Fund’s and the Fund’s past performance, before and after taxes (when available), is not necessarily an indication of how the Fund will perform in the future. Institutional Class shares of the Fund would have similar annual returns to Class A shares and the Predecessor Fund because they are invested in the same portfolio of securities; however, the returns for Institutional Class shares would be lower than those of the Class A shares and the Predecessor Fund because Institutional Class shares have different expenses than the Class A shares and the Predecessor Fund.
Updated performance information is available on the Fund’s website at www.rockefellerfunds.com or by calling the Fund toll-free at 1‑855‑369‑6209.

Institutional Class Shares(1)
Calendar Year Returns as of December 31
(1)    The returns shown in the bar chart for the calendar years ended December 31, 2022, 2023 and 2024 and for the period beginning July 21, 2021 (commencement of operations) through December 31, 2021 reflect the performance of the Fund’s Institutional Class shares. The remainder of the returns shown in the bar chart reflect the performance of Founders’ interests of the Predecessor Fund. Class A shares would have materially equivalent annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that Class A shares are subject to a maximum sales load and distribution and service (Rule 12b-1) fees. The performance of the Predecessor Fund has not been restated to reflect the estimated fees and fee waivers or expense limitations applicable to each class of shares of the Fund. Had the performance of the Predecessor Fund been restated, the performance would have been lower. The bar chart does not reflect sales charges and returns would have been lower had sales charges been reflected. The performance of the Predecessor Fund is for Founders’ interests which was the only class issued at the inception of the Predecessor Fund. Founders’ interests and Class A interests of the Predecessor Fund were identical except for inception date and the investment management fee rate charged to each class. The investment management fee rate charged to Founders’ interests and Class A interests of the Predecessor Fund was 0.75% and 1.00%, respectively. Because Class A interests of the Predecessor Fund were subject to a higher investment management fee rate, its performance was lower than Founders’ interests.
During the period shown in the bar chart, the best performance for a quarter was 22.47% (for the quarter ended December 31, 2020). The worst performance was -17.97% (for the quarter ended March 31, 2020).

Average Annual Total Returns* (for the Periods Ended December 31, 2024)
	One Year	Five Years	Ten Years	Since Inception (6/1/12)	Since Inception (7/21/21)

Institutional Class Shares(1)
Return Before Taxes	4.28%	6.95%	8.09%	9.22%	N/A
Return After Taxes on Distributions	3.67%	6.77%	8.00%	9.15%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	2.97%	5.45%	6.61%	7.72%	N/A
Class A Shares(2)
Return Before Taxes	-1.44%	N/A	N/A	N/A	-1.30%
MSCI All Country World Index (Net) (reflects no deduction for fees, expenses or taxes)	17.49%	10.06%	9.23%	10.63%	6.36%
*    The returns shown in the table above reflect the performance of Founders’ interests of the Predecessor Fund prior to July 21, 2021 and Institutional Class and Class A shares of the Fund beginning July 21, 2021, as noted above.
(1)        The since inception date for the Institutional Class shares of the Fund is June 1, 2022.
(2)        The since inception date for the Class A shares of the Fund is July 21, 2021.

After-tax returns are shown for Institutional Class shares only and will vary for Class A shares. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes. The after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred or other tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). Prior to the Reorganization, the Fund was an unregistered trust that did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends and distributions.
Management
Investment Adviser
Rockefeller & Co. LLC is the Fund’s investment adviser.
Portfolio Managers
Rolando F. Morillo, a Portfolio Manager and Senior Vice President of the Adviser, has served as a co-portfolio manager of the Fund since it commenced operations in July 2021.
Jose Garza, a Senior Vice President and Portfolio Manager of the Adviser, has served as a co-portfolio manager of the Fund since July 2022.
Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares via written request by mail (Rockefeller Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transaction, or by contacting the Fund by telephone at 1‑855‑369‑6209, on any day the New York Stock Exchange (“NYSE”) is open for trading. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. Minimum initial and subsequent investment amounts are shown below.

Share Purchase Amounts	Institutional Class	Class A
Minimum Initial Investment	$1,000,000	$2,500
Minimum Subsequent Investment	$10,000	$1,000
Tax Information
The Fund’s distributions will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from tax-deferred arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.